Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of SunEdison Semiconductor Limited (the “Company”) on Form 10-Q for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shaker Sadasivam, President and Chief Executive Officer of the Company, and I, Jeffrey Hall, Executive Vice President and Chief Financial Officer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shaker Sadasivam
Shaker Sadasivam
President and Chief Executive Officer
November 5, 2014

/s/ Jeffrey Hall
Jeffrey Hall
Executive Vice President Finance & Administration and Chief Financial Officer
November 5, 2014